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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       _________________________________

       Date of Report (Date of earliest event reported): October 22, 1997

                      UNION TEXAS PETROLEUM HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)



Delaware                                   1-9019                            76-0040040
(State or other                            (Commission                       (I.R.S. Employer
 jurisdiction                               File Number)                     Identification No.)
 of incorporation)


               1330 Post Oak Boulevard, Houston, Texas     77056
            (Address of principal executive offices)     (Zip Code)


         Registrant's telephone number, including area code (713) 623-6544
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Item 5.  OTHER EVENTS.

                 Press Release. The information set forth in the press release of the registrant dated October 22, 1997, which is filed as an exhibit hereto, is incorporated herein by reference.

                 The press release contains forward-looking statements within the meaning of and in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act, as set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties, including price volatility, exploration, development, operational, implementation and opportunity risks, changes to tax laws and rates, and other factors described from time to time in the registrant's publicly available SEC reports, which could cause actual results to differ materially.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits:


Exhibit
Number   Description
------   -----------

99.1     Press release dated October 22, 1997

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                                  SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        UNION TEXAS PETROLEUM HOLDINGS, INC.


                                        By: /s/ Alan R. Crain, Jr.
                                           ------------------------------------
                                            Alan R. Crain, Jr.
                                            Vice President and General Counsel


Date: October 22, 1997
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                              INDEX TO EXHIBITS



Exhibit
Number   Description
------   -----------

99.1     Press release dated October 22, 1997